UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2016

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FLAMEL TECHNOLOGIES S.A.

(Exact name of registrant as specified in its charter)

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Republic of France (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-0639540 (I.R.S. Employer Identification No.)

Parc Club du Moulin à Vent 33, avenue du Docteur Georges Levy 69200 Vénissieux France (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant’s telephone number, including area code: 011 +33 472 78 34 34

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2016 Free Share Plan

On August 10, 2016, Flamel Technologies S.A. (the “Company”) held its 2016 Annual Combined Ordinary and Extraordinary Shareholders Meeting (the “2016 Annual Shareholders Meeting”). As described in Item 5.07, subsection (xxi), of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 12, 2016, at the 2016 Annual Shareholders Meeting, the Company’s shareholders authorized the Company’s Board of Directors (the “Board”) to grant free shares under a 2016 Free Share Plan; and, following the 2016 Annual Shareholders Meeting, pursuant to such authorization the Board adopted the Company’s 2016 Free Share Plan. The foregoing summary of the 2016 Free Share Plan is qualified in its entirety by reference to the summary thereof set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on July 5, 2016 (the “2016 Proxy Statement”) under the caption “Summary of the 2016 Free Shares Authorization” set forth on pages 102 and 103 thereof, and to the full text of the 2016 Free Share Plan as adopted by the Board which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

2016 Stock Option Plan

As described in Item 5.07, subsection (xxi), of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 12, 2016, at the 2016 Annual Shareholders Meeting, the Company’s shareholders authorized the Board to grant options under a 2016 Stock Option Plan; and, following the 2016 Annual Shareholders Meeting, pursuant to such authorization the Board adopted the Company’s 2016 Stock Option Plan. The foregoing summary of the 2016 Stock Option Plan is qualified in its entirety by reference to the summary thereof set forth in the 2016 Proxy Statement under the caption “Summary of the 2016 Stock Option Authorization” set forth on page 103 thereof, and to the full text of the 2016 Stock Option Plan as adopted by the Board which is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

(a) On August 12, 2016, the Company issued a press release announcing that it received shareholder approval to reincorporate the Company’s country of domicile to Ireland from France via a cross-border merger. That press release is furnished as Exhibit 99.3 to this current report on Form 8-K and is incorporated herein by reference.

(b) On August 12, 2016, the Company issued a press release announcing the launch of Akovaz™. That press release is furnished as Exhibit 99.4 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

99.1	2016 Free Share Plan (incorporated herein by reference to Exhibit 99.1 of the Company’s registration statement on Form S-8 filed with the Securities and Exchange Commission on August 16, 2016)
99.2	2016 Stock Option Plan (incorporated herein by reference to Exhibit 99.2 of the Company’s registration statement on Form S-8 filed with the Securities and Exchange Commission on August 16, 2016)
99.3	Press release of Flamel Technologies S.A. dated as of August 12, 2016
99.4	Press release of Flamel Technologies S.A. dated as of August 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAMEL TECHNOLOGIES S.A.

By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: August 16, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	2016 Free Share Plan (incorporated herein by reference to Exhibit 99.1 of the Company’s registration statement on Form S-8 filed with the Securities and Exchange Commission on August 16, 2016)
99.2	2016 Stock Option Plan (incorporated herein by reference to Exhibit 99.2 of the Company’s registration statement on Form S-8 filed with the Securities and Exchange Commission on August 16, 2016)
99.3	Press release of Flamel Technologies S.A. dated as of August 12, 2016
99.4	Press release of Flamel Technologies S.A. dated as of August 12, 2016